UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-2260_

Value Line Leveraged Growth Investors, Inc.
---------------------------------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y.         10017
--------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2003
                         -----------------

Date of reporting period: December 31, 2003


Item I.  Reports to Stockholders.
-------  ------------------------

         A copy of the Annual Report to Stockholders for the period ended is included with this Form.


Item 2.  Code of Ethics
-------  --------------

         (a) The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officers and Principal Financial and Accounting Officer.

         (f) Pursuant to item 10(a), the Registrant is attaching as an exhibit a copy of it's Code of Ethics that applies to it's Principal Executive Officers and Principal Financial and Accounting Officer.


Item 3.  Audit Committee Financial Expert.
-------  ---------------------------------

         (a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
            (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification or a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services
-------  --------------------------------------

         (a) Audit Fees 2003 - $29,140; Audit Fees 2002 - $39,074
         (b) Audit-Related fees - None
         (c) Tax Preparation Fees 2003 - $5,590; Tax Preparation Fees 2002 - $13,704
         (d) All Other Fees - None
         (e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2003 and 2002 were pre-approved by the committee.
         (e) (2) not applicable.
         (f) Not applicable.
         (g) Aggregate Non-Audit Fees 2003 - $5,590; Aggregate Non-Audit Fees 2002 - $13,704
         (h) Not applicable.


Item 9.  Controls and Procedures.
-------  ------------------------

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of the date within 90 days of filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

         (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.
-------- ---------

         (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE.

         (b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                 Exhibit 99.CERT.

             (2) Certification pursuant to Section 906 of the Sarbanes-Oxley
                 Act of 2002 attached hereto as Exhibit 99-906-CERT.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.(Registrant) Value Line Leveraged Growth Investors , Inc.

By  /s/ Jean B. Buttner
    -------------------------------
    Jean B. Buttner, President


Date: March 8, 2004
      ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jean B. Buttner
    -------------------------------------------------------
    Jean B. Buttner, President, Principal Executive Officer


By: /s/ David T. Henigson
    -------------------------------------------------------------------------
    David T. Henigson, Vice President, Treasurer, Principal Financial Officer


Date: March 8, 2004
      ------------------------

--------------------------------------------------------------------------------


INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o BFDS
                       P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
AUDITORS               1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                         Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Nancy L. Bendig
                       VICE PRESIDENT
                       Brett Mitstifer
                       VICE PRESIDENT
                       Stephen E. Grant
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT AND
                       SECRETARY/TREASURER
                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).


                                                                         #528238



--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------





                                   VALUE LINE

                                LEVERAGED GROWTH

                                 INVESTORS, INC.








                                     [LOGO]

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                                                     TO OUR VALUE LINE LEVERAGED
--------------------------------------------------------------------------------

To Our Shareholders:

After a three-year bear market, 2003 brought welcome relief to equity investors. The Value Line Leveraged Growth Investors Fund, which had its portfolio more conservatively positioned, a strategy that worked well during the prior 3-year bear market, returned 15.60% for the year, while the Standard & Poor's 500-stock index climbed 28.7%.(1)

The speculative rally that began in mid-March, after the start of the Iraqi war, clearly did not reward the more conservative, high-quality names in the portfolio. Our efforts to reposition the portfolio from the defensive strategy that worked well during the multi-year downturn which enabled shareholders to more safely weather the bear market was mostly successful. The Value Line Timeliness Ranking System favors stocks with strong relative earnings momentum, positive earnings surprise and strong relative price momentum. The leaders during the early phase of the rally did not rank well and, therefore, were not represented in the Fund. Higher risk technology stocks, many of which had lost half of their market value over the past four years, especially telecom equipment and semiconductor-related issues, are examples of where we were underweight relative to the benchmark due to their poor fundamentals and low Timeliness ranks. However, as technology companies began to report increased year-over-year performance, they were assigned higher Timeliness ranks and we increased our exposure.

The September quarter was characterized by a more tempered rise in the S&P 500, up 2.6%, and the Dow Jones Industrial Average, up 3.8%, than we had seen in the June period. Again, all of the action was in the high risk, smaller, more speculative names, which we tend to avoid.

Over the course of the year, we have made significant changes in the portfolio. As the economic picture improved, we increased our technology exposure, an area that has shown renewed growth. In addition, we have added to our positions in basic materials and industrials, which should benefit in a cyclical recovery.

Overall, the firming in business spending, a stabilizing labor market, and relatively low interest rates for the foreseeable future, should be positive for the equity markets. We believe that the Fund is well positioned to benefit in this environment.

We thank you for your continued confidence in Value Line, and we look forward to serving you in the new year.


                                                Sincerely,

                                                /s/ Jean Bernhard Buttner

                                                Jean Bernhard Buttner
                                                Chairman and President


February 16, 2004

--------------------------------------------------------------------------------
(1) THE STANDARD & POOR'S 500 INDEX CONSISTS OF 500 STOCKS WHICH ARE TRADED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE NASDAQ NATIONAL MARKET SYSTEM AND IS REPRESENTATIVE OF THE BROAD STOCK MARKET. THIS IS AN UNMANAGED INDEX AND DOES NOT REFLECT CHARGES, EXPENSES OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX.
--------------------------------------------------------------------------------
2

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
GROWTH INVESTORS SHAREHOLDERS
--------------------------------------------------------------------------------

ECONOMIC OBSERVATIONS

The U.S. economic recovery, which proceeded at an uninspiring pace in 2002 and the first half of 2003, really took off during last year's third and fourth quarters, when the nation's gross domestic product, buoyed by a strengthening in both consumer spending and capital goods activity, rose at the fastest pace in several years. What's more, early indications are that the economy will continue to press forward at a solid gait in the opening half of 2004, with GDP most likely increasing by more than 4%.

Meanwhile, underpinned by the critical support of the Federal Reserve, which continues to maintain its low-interest-rate policies, and boosted also by the stimulative effects of last year's tax reduction and spending programs, the U.S. economy should remain in forward gear throughout the year with GDP maintaining that healthy pace of better than 4%. We currently expect the business expansion to continue into 2005.

Inflation, meantime, remains muted, thanks, in part, to subdued labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We note, though, that as the U.S. economy moves further along the recovery trail over the next several years, some modest increases in inflation may emerge. Absent a stronger long-term business recovery than we now envision, or a further sharp rise in oil and gas prices stemming from an escalating conflict in Iraq and elsewhere in the always contentious Middle East, or some severe production cutbacks by the Organization of Petroleum Exporting Countries (OPEC), inflation should generally remain in check through the latter years of this decade. Long-term interest rates should increase modestly over the next several years, but most likely not to the degree that would bring the expansion to a halt.




















--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

--------------------------------------------------------------------------------



            COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*


                            (FROM 1/1/94 TO 12/31/03)
--------------------------------------------------------------------------------
 *THE STANDARD AND POOR'S 500 INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX THAT
  IS REPRESENTATIVE OF THE LARGER-CAPITALIZATION STOCKS TRADED IN THE UNITED STATES.

THE RETURN FOR THE INDEX DOES NOT REFLECT EXPENSES WHICH ARE DEDUCTED FROM THE FUND'S RETURNS.

PERFORMANCE DATA:**

                                     AVERAGE ANNUAL     GROWTH OF AN ASSUMED
                                      TOTAL RETURNS     INVESTMENT OF $10,000
                                     --------------     ---------------------
 1 year ended 12/31/03 ..........         +15.60%              $11,560
 5 years ended 12/31/03 .........          -3.16%              $ 8,518
10 years ended 12/31/03 .........          +9.04%              $23,765

** THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE
   OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. THE PERFORMANCE DATA AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.









--------------------------------------------------------------------------------
4

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

PORTFOLIO HIGHLIGHTS AT DECEMBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                                 VALUE          PERCENTAGE
ISSUE                                          SHARES       (IN THOUSANDS)     OF NET ASSETS
--------------------------------------------------------------------------------------------
Omnicom Group, Inc. ........................   134,500          $11,746             3.4%
Citigroup, Inc. ............................   235,500           11,431             3.3
American International Group, Inc. .........   164,000           10,870             3.2
Cisco Systems, Inc. ........................   411,500            9,995             2.9
Lehman Brothers Holdings Inc. ..............   122,000            9,421             2.8
Intel Corp. ................................   269,000            8,662             2.5
Medtronic, Inc. ............................   171,000            8,312             2.4
Dell, Inc. .................................   220,000            7,471             2.2
SanDisk Corp. ..............................   119,500            7,306             2.1
Lowe's Companies, Inc. .....................   128,500            7,117             2.1

FIVE LARGEST INDUSTRY CATEGORIES

                                                   VALUE         PERCENTAGE
INDUSTRY                                      (IN THOUSANDS)    OF NET ASSETS
-----------------------------------------------------------------------------
Financial Services - Diversified .........        $30,760             9.0%
Medical Supplies .........................         21,008             6.1
Computer & Peripherals ...................         16,445             4.8
Telecommunications Equipment .............         16,068             4.7
Securities Brokerage .....................         15,592             4.6

FIVE LARGEST NET SECURITY PURCHASES*

                                                                   COST
ISSUE                                                         (IN THOUSANDS)
----------------------------------------------------------------------------
SanDisk Corp. ..........................................           $9,212
Lehman Brothers Holdings Inc. ..........................            8,788
Cisco Systems, Inc. ....................................            8,486
Intel Corp. ............................................            8,215
Countrywide Financial Corp. ............................            5,233

FIVE LARGEST NET SECURITY SALES*

                                                                 PROCEEDS
ISSUE                                                         (IN THOUSANDS)
----------------------------------------------------------------------------
Microsoft Corp. ........................................          $10,434
Fifth Third Bancorp ....................................           10,057
Johnson & Johnson ......................................            9,991
Kohl's Corp. ...........................................            9,628
Bed Bath & Beyond Inc. .................................            8,878

* FOR THE SIX MONTH PERIOD ENDED 12/31/03
--------------------------------------------------------------------------------
                                                                               5

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                       (IN THOUSANDS)
----------------------------------------------------------------------------
COMMON STOCKS (101.3%)

            ADVERTISING (3.4%)
 134,500    Omnicom Group, Inc. ........................         $ 11,746

            AEROSPACE/ DEFENSE (0.6%)
  37,500    L-3 Communications
              Holdings, Inc.* ..........................            1,926

            AUTO PARTS (2.2%)
  48,500    Autoliv Inc. ...............................            1,826
  94,500    Lear Corp. .................................            5,796
                                                                 --------
                                                                    7,622

            BANK (2.8%)
  67,000    State Street Corporation ...................            3,489
 100,000    Zions Bancorporation .......................            6,133
                                                                 --------
                                                                    9,622

            BEVERAGE -
              ALCOHOLIC (0.3%)
  28,500    Constellation Brands, Inc.
            Class "A"* .................................              939

            BEVERAGE -
              SOFT DRINK (0.7%)
  86,500    Cott Corp.* ................................            2,423

            BIOTECHNOLOGY (2.6%)
  81,100    Amgen Inc.* ................................            5,012
  40,500    Genentech, Inc.* ...........................            3,790
                                                                 --------
                                                                    8,802

            BUILDING
              MATERIALS (2.0%)
 143,500    Jacobs Engineering Group, Inc.* ............            6,889

            CHEMICAL -
              DIVERSIFIED (1.2%)
  48,000    3M Company .................................            4,081

            CHEMICAL -
              SPECIALTY (0.5%)
  68,500    OM Group, Inc.* ............................            1,794


                                                                  VALUE
 SHARES                                                       (IN THOUSANDS)
----------------------------------------------------------------------------
            COMPUTER &
              PERIPHERALS (4.8%)
 220,000    Dell, Inc.* ................................         $  7,471
  62,500    Emulex Corp.* ..............................            1,668
 119,500    SanDisk Corp.* .............................            7,306
                                                                 --------
                                                                   16,445

            COMPUTER SOFTWARE &
              SERVICES (3.7%)
  75,000    Cognizant Technology Solutions
            Corp. Class "A"* ...........................         $  3,423
 133,175    Fiserv, Inc.* ..............................            5,262
 107,000    VERITAS Software Corp.* ....................            3,976
                                                                 --------
                                                                   12,661

            DIVERSIFIED -
              COMPANIES (2.7%)
  44,000    Danaher Corp. ..............................            4,037
  75,000    Fortune Brands, Inc. .......................            5,362
                                                                 --------
                                                                    9,399

            DRUG (3.2%)
  57,500    Gilead Sciences, Inc.* .....................            3,343
  61,500    Mylan Laboratories, Inc. ...................            1,554
 171,000    Pfizer, Inc. ...............................            6,041
                                                                 --------
                                                                   10,938

            EDUCATIONAL
              SERVICES (2.3%)
  97,000    Career Education Corp.* ....................            3,887
 129,600    Education Management Corp.* ................            4,023
                                                                 --------
                                                                    7,910

            ELECTRICAL
              EQUIPMENT (1.1%)
 103,000    Rockwell Automation, Inc. ..................            3,667


            ENTERTAINMENT (0.8%)
  65,000    Univision Communications, Inc.
              Class "A"* ...............................            2,580

--------------------------------------------------------------------------------
6

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                       (IN THOUSANDS)
----------------------------------------------------------------------------

            ENTERTAINMENT
              TECHNOLOGY (1.9%)
 138,000    Electronic Arts Inc.* ......................         $  6,594

            FINANCIAL SERVICES -
              DIVERSIFIED (9.0%)
 164,000    American International
              Group, Inc. ..............................           10,870
 235,500    Citigroup, Inc. ............................           11,431
  65,333    Countrywide Financial Corp. ................            4,955
 141,000    MBNA Corp. .................................            3,504
                                                                 --------
                                                                   30,760

            HOMEBUILDING (3.4%)
  65,700    KB Home ....................................            4,765
  65,000    Lennar Corp. Class "A" .....................            6,240
   6,500    Lennar Corp. Class "B" .....................              594
                                                                 --------
                                                                   11,599

            HOTEL/GAMING (0.5%)
  52,000    International Game Technology ..............            1,856

            HOUSEHOLD
              PRODUCTS (0.5%)
  63,500    Yankee Candle
            Company, Inc. (The)* .......................            1,735

            INFORMATION
              SERVICES (0.6%)
  41,000    Corporate Executive
            Board Co. (The)* ...........................            1,913

            INSURANCE - PROPERTY/
              CASUALTY (0.9%)
  34,500    Everest Re Group, Ltd ......................            2,919

            INTERNET (1.5%)
  61,500    Ameritrade Holding Corp.* ..................              865
  63,500    eBay, Inc.* ................................            4,102
                                                                 --------
                                                                    4,967

            MACHINERY (0.3%)
  69,000    JLG Industries, Inc. .......................            1,051


                                                                  VALUE
 SHARES                                                       (IN THOUSANDS)
----------------------------------------------------------------------------

            MEDICAL SERVICES (3.0%)
 111,000    Odyssey HealthCare, Inc.* ..................         $  3,248
 119,000    Oxford Health Plans, Inc. ..................            5,176
  46,000    Sunrise Senior Living, Inc.* ...............            1,782
                                                                 --------
                                                                   10,206

            MEDICAL SUPPLIES (6.1%)
 124,500    Fisher Scientific
            International, Inc.* .......................            5,150
 171,000    Medtronic, Inc. ............................            8,312
  71,500    Varian Medical Systems, Inc.* ..............            4,941
  37,000    Zimmer Holdings, Inc.* .....................            2,605
                                                                 --------
                                                                   21,008

            METALS & MINING -
              DIVERSIFIED (2.3%)
  39,000    Freeport-McMoRan Copper &
            Gold, Inc Class "B" ........................            1,643
  68,500    Inco Ltd.* .................................            2,728
  45,500    Phelps Dodge Corp.* ........................            3,462
                                                                 --------
                                                                    7,833

            NATURAL GAS -
              DIVERSIFIED (1.6%)
  74,000    Patina Oil & Gas Corp. .....................            3,625
  62,500    XTO Energy, Inc. ...........................            1,769
                                                                 --------
                                                                    5,394

            OFFICE EQUIPMENT &
              SUPPLIES (0.5%)
  65,000    Staples, Inc.* .............................            1,775

            OILFIELD SERVICES/
              EQUIPMENT (1.1%)
  68,500    Schlumberger Ltd. ..........................            3,748

            PETROLEUM
              PRODUCING (1.3%)
  54,000    Apache Corp ................................            4,379

            PHARMACY SERVICES (0.5%)
  50,500    CVS Corp. ..................................            1,824

--------------------------------------------------------------------------------
                                                                               7

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                       (IN THOUSANDS)
----------------------------------------------------------------------------

            PRECIOUS METALS (0.8%)
 53,000     Newmont Mining Corp. .......................         $  2,576

            PRECISION
              INSTRUMENT (1.6%)
 63,000     Agilent Technologies, Inc.* ................            1,842
 90,750     Kronos Inc.* ...............................            3,595
                                                                 --------
                                                                    5,437

            RECREATION (1.0%)
 74,500     Harley-Davidson, Inc. ......................            3,541

            RESTAURANT (0.9%)
 67,000     CEC Entertainment, Inc.* ...................            3,175

            RETAIL BUILDING
              SUPPLY (3.7%)
151,500     Home Depot, Inc. (The) .....................            5,377
128,500     Lowe's Companies, Inc. .....................            7,117
                                                                 --------
                                                                   12,494

            RETAIL - SPECIAL
              LINES (2.9%)
 72,000     Best Buy Co., Inc. .........................            3,761
 81,500     Foot Locker, Inc. ..........................            1,911
 79,500     Guitar Center, Inc.* .......................            2,590
 72,500     PETsMART, Inc ..............................            1,726
                                                                 --------
                                                                    9,988

            RETAIL STORE (1.0%)
 83,500     Dollar General Corp. .......................            1,753
 57,500     Fred's, Inc. Class "A" .....................            1,781
                                                                 --------
                                                                    3,534

            SECURITIES
              BROKERAGE (4.6%)
 45,000     Legg Mason, Inc. ...........................            3,473
122,000     Lehman Brothers Holdings Inc. ..............            9,421
 46,000     Merrill Lynch & Co., Inc. ..................            2,698
                                                                 --------
                                                                   15,592


                                                                  VALUE
 SHARES                                                       (IN THOUSANDS)
----------------------------------------------------------------------------

            SEMICONDUCTOR (3.5%)
269,000     Intel Corp. ................................         $  8,662
 87,500     National Semiconductor Corp.* ..............            3,448
                                                                 --------
                                                                   12,110

            SEMICONDUCTOR CAPITAL
              EQUIPMENT (1.8%)
 96,000     Amkor Technology, Inc.* ....................            1,748
140,000     Lam Research Corp.* ........................            4,522
                                                                 --------
                                                                    6,270
            TELECOMMUNICATION
              SERVICES (0.8%)
103,000     Nextel Communications, Inc.
              Class "A"* ...............................            2,890

            TELECOMMUNICATIONS
              EQUIPMENT (4.7%)
411,500     Cisco Systems, Inc.* .......................            9,995
121,000     Foundry Networks, Inc.* ....................            3,311
 74,500     UTStarcom, Inc.* ...........................            2,762
                                                                 --------
                                                                   16,068

            THRIFT (1.2%)
105,000     New York Community
              Bancorp, Inc. ............................            3,995

            TOILETRIES &
              COSMETICS (1.6%)
 79,000     Avon Products, Inc. ........................            5,332

            TRUCKING/TRANSPORTATION &
              LEASING (1.3%)
 27,300     Forward Air Corp.* .........................              751
138,000     Hunt (J.B.) Transport
              Services, Inc.* ..........................            3,727
                                                                 --------
                                                                    4,478
                                                                 --------
TOTAL COMMON STOCKS
AND TOTAL INVESTMENT
SECURITIES (101.3%)
(Cost $276,986,000).....................................         $346,485
                                                                 --------

--------------------------------------------------------------------------------
8

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                  VALUE
                                                              (IN THOUSANDS
                                                             EXCEPT PER SHARE
                                                                  AMOUNT)
-----------------------------------------------------------------------------

EXCESS OF LIABILITIES OVER
  CASH AND OTHER ASSETS (-1.3%).........................         $ (4,323)
                                                                 --------
NET ASSETS (100.0%) ....................................         $342,162
                                                                 ========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($342,162,403 DIVIDED BY 12,237,793 SHARES OF
  CAPITAL STOCK OUTSTANDING) ...........................         $  27.96
                                                                 ========

* NON-INCOME PRODUCING.










































SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------


VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF ASSETS AND LIABILITIES                                 STATEMENT OF OPERATIONS FOR THE
AT DECEMBER 31, 2003                                                YEAR ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                (IN THOUSANDS
                                                  EXCEPT PER
                                                SHARE AMOUNT)                                                      (IN THOUSANDS)
                                                -------------                                                      --------------
ASSETS:                                                             INVESTMENT INCOME:
Investment securities, at value                                     Dividends ...................................     $   3,028
   (Cost - $276,986) ...........................   $346,485         Interest ....................................            48
Cash ...........................................         17                                                           ---------
Receivable for securities sold .................      6,315            Total Income .............................         3,076
Dividends receivable ...........................        110                                                           ---------
Receivable for capital shares sold .............         17         EXPENSES:
Prepaid insurance expense ......................          8         Advisory fee ................................         2,534
                                                   --------         Service and distribution plan fees ..........           845
      TOTAL ASSETS .............................    352,952         Transfer agent fees .........................           159
                                                   --------         Auditing and legal fees .....................            63
LIABILITIES:                                                        Printing ....................................            55
Payable for securities purchased ...............      5,716         Interest and commitment fee expense .........            46
Payable for capital shares repurchased .........      4,724         Custodian fees ..............................            45
Accrued expenses:                                                   Postage .....................................            43
   Advisory fee ................................        218         Insurance, dues and other ...................            39
   Service and distribution plan fees                               Registration and filing fees ................            23
      payable ..................................         73         Telephone ...................................            22
   Other .......................................         59         Directors' fees and expenses ................            20
                                                   --------                                                           ---------
      TOTAL LIABILITIES ........................     10,790            Total Expenses Before Custody
                                                   --------               Credits ...............................         3,894
NET ASSETS .....................................   $342,162            Less: Custody Credits ....................            (2)
                                                   ========                                                           ----------
NET ASSETS CONSIST OF:                                                 Net Expenses .............................         3,892
Capital stock, at $1.00 par value                                                                                     ---------
   (authorized 50,000,000, outstanding                              NET INVESTMENT LOSS .........................          (816)
   12,237,793 shares) ..........................   $ 12,238                                                           ---------
Additional paid-in capital .....................    223,312         NET REALIZED AND UNREALIZED GAIN
Undistributed net realized gain on                                     (LOSS) ON INVESTMENTS:
   investments .................................     37,113            Net Realized Gain ........................        89,506
Net unrealized appreciation of                                         Change in Net Unrealized
   investments .................................     69,499               Appreciation ..........................       (40,211)
                                                   --------                                                           ---------
NET ASSETS .....................................   $342,162         NET REALIZED GAIN AND CHANGE IN NET
                                                   ========            UNREALIZED APPRECIATION ON
NET ASSET VALUE, OFFERING AND                                          INVESTMENTS ..............................        49,295
   REDEMPTION PRICE PER OUTSTANDING                                                                                   ---------
   SHARE ($342,162,403 DIVIDED BY 12,237,793                        NET INCREASE IN NET ASSETS FROM
   SHARES OUTSTANDING) .........................   $  27.96            OPERATIONS ...............................     $  48,479
                                                   ========                                                           =========








SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

                                                                     YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2003            2002
                                                                   ------------------------------
                                                                          (IN THOUSANDS)
OPERATIONS:
 Net investment loss .............................................   $     (816)    $   (2,042)
 Net realized gain (loss) on investments .........................       89,506         (7,965)
 Change in net unrealized appreciation ...........................      (40,211)      (119,473)
                                                                   ------------------------------
 Net increase (decrease) in net assets from operations ...........       48,479       (129,480)
                                                                   ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain from investment transactions ..................      (43,922)        (4,705)
                                                                   ------------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares ....................................      111,695        112,981
 Proceeds from reinvestment of distributions to shareholders .....       40,942          4,399
 Cost of shares repurchased ......................................     (149,526)      (144,395)
                                                                   ------------------------------
 Net increase (decrease) from capital share transactions .........        3,111        (27,015)
                                                                   ------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................        7,668       (161,200)
NET ASSETS:
 Beginning of year ...............................................      334,494        495,694
                                                                   ------------------------------
 End of year .....................................................   $  342,162     $  334,494
                                                                   ==============================

















SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                                                              11

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) SECURITY VALUATION. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) REPRESENTATIONS AND INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made

--------------------------------------------------------------------------------
12

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL SHARE TRANSACTIONS, DIVIDENDS AND
   DISTRIBUTIONS TO SHAREHOLDERS
Transactions in capital stock were as follows (in thousands except per share amounts):

                                           YEAR             YEAR
                                           ENDED           ENDED
                                       DECEMBER 31,     DECEMBER 31,
                                           2003             2002
                                     ---------------------------------
Shares sold ........................        3,875           3,162
Shares issued to
   shareholders in
   reinvestment of
   distributions ...................        1,481             157
                                     ---------------------------------
                                            5,356           3,319
Shares repurchased .................       (5,202)         (4,134)
                                     ---------------------------------
Net increase (decrease) ............          154            (815)
                                     =================================
Distributions
   per share from
   net realized gains ..............     $ 3.9904         $ .3934
                                     =================================

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                       YEAR ENDED
                                                   DECEMBER 31, 2003
                                                 --------------------
                                                     (IN THOUSANDS)
PURCHASES:
Investment Securities .........................          $365,312
                                                 ====================
SALES:
Investment Securities .........................          $396,758
                                                 ====================

4. INCOME TAXES
At December 31, 2003, information on the tax components of capital is as follows:

                                                     (IN THOUSANDS)
Cost of investment for tax purposes ...........          $277,003
                                                 ======================
Gross tax unrealized appreciation .............          $ 73,387
Gross tax unrealized depreciation .............            (3,905)
                                                 ----------------------
Net tax unrealized appreciation
   on Investments .............................          $ 69,482
                                                 ======================
Undistributed long-term gain ..................          $ 37,307
                                                 ======================

The tax composition of distribution to shareholders for the years ended December 31, 2003 and 2002 were all from net long-term capital gains.

Net realized gain (loss) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and losses deferred on tax straddles.

Permanent book-tax differences relating to current year net operating loss were reclassified within the composition of the net asset accounts. In the current year the Fund reclassified $816,000 from accumulated net investment loss to additional paid-in capital. Net assets were not affected by this reclassification.

5. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES,
   AND TRANSACTIONS WITH AFFILIATES
An advisory fee of $2,534,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2003. This was computed at the rate of 3/4 of 1% of the average daily net assets for the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and

--------------------------------------------------------------------------------
                                                                              13

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2003
--------------------------------------------------------------------------------

pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2003, fees amounting to $845,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. During the year ended December 31, 2003 the Fund paid brokerage commissions totaling $513,000 to the Distributor, which clears its transactions through unaffiliated brokers.

For the year ended December 31, 2003, the Fund's expenses were reduced by $2,000 under a custody credit arrangement with the Custodian.

The Value Line, Inc. Profit Sharing and Savings Plan, owned 100,944 shares of the Fund's capital stock, representing 0.8% of the outstanding shares at December 31, 2003.

6. BORROWING ARRANGEMENT
The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at December 31, 2003. The weighted average amount of bank loans outstanding for the year ended December 31, 2003, amounted to approximately $692,000 at a weighted average interest rate of 2.26%. For the year ended December 31, 2003, interest expense of approximately $16,000 and commitment fees of approximately $30,000 relating to borrowings under the agreement were paid or payable to SSBT.

















--------------------------------------------------------------------------------
14

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                      YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                    2003          2002          2001          2000           1999
                                                =====================================================================
NET ASSET VALUE, BEGINNING OF YEAR ............   $ 27.68       $  38.43      $ 45.63       $ 57.98        $ 48.42
                                                ---------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss ..........................      (.07)          (.17)        (.22)         (.22)          (.14)
 Net gains or losses on securities (both
   realized and unrealized) ...................      4.34         (10.19)       (4.61)        (7.78)         14.90
                                                ---------------------------------------------------------------------
 Total from investment operations .............      4.27         (10.36)       (4.83)        (8.00)         14.76
                                                ---------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Distributions from net realized gains ........     (3.99)          (.39)       (2.37)        (4.35)         (5.20)
                                                ---------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ..................   $ 27.96       $  27.68      $ 38.43       $ 45.63        $ 57.98
                                                ---------------------------------------------------------------------
TOTAL RETURN ..................................     15.60%        -26.96%      -10.53%       -13.92%         30.99%
                                                ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........   $342,162      $334,494      $495,694      $601,594       $763,203
Ratio of expenses to average net assets
 (including interest expense) (1) .............      1.15%          1.25%        1.16%          .96%           .82%
Ratio of expenses to average net assets
 (excluding interest expense) (1) .............      1.15%          1.14%        1.09%          .95%           .82%
Ratio of net investment loss to average net
 assets .......................................     (0.24)%        (0.49)%       (.54)%        (.41)%         (.28)%
Portfolio turnover rate .......................       110%            28%          50%           28%            27%

(1) RATIOS REFLECT EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIO OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD NOT HAVE CHANGED.


















SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                                                              15

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 19, 2004



















--------------------------------------------------------------------------------
16

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

2003 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2003 the Fund distributed $43,922,273 of long-term capital gain to shareholders.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION
The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                       OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                     HELD BY DIRECTOR
========================================================================================================================
INTERESTED DIRECTORS*
---------------------
Jean Bernhard Buttner      Chairman of the      Since 1983    Chairman, President and          Value Line, Inc.
Age 69                     Board of Directors                 Chief Executive Officer of
                           and President                      Value Line, Inc. (the
                                                              "Adviser") and Value Line
                                                              Publishing, Inc. Chairman and
                                                              President of each of the 14
                                                              Value Line Funds and Value
                                                              Line Securities, Inc. (the
                                                              "Distributor").
------------------------------------------------------------------------------------------------------------------------
Marion N. Ruth             Director             Since 2000    Real Estate Executive:           Value Line, Inc.
5 Outrider Road                                               President, Ruth Realty (real
Rolling Hills, CA 90274                                       estate broker); Director of
Age 68                                                        the Adviser since 2000.
------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
------------------------
John W. Chandler           Director             Since 1991    Consultant, Academic Search      None
1611 Cold Spring Rd.                                          Consultation Service, Inc.;
Williamstown, MA 01267                                        Trustee Emeritus and
Age 80                                                        Chairman (1993-1994) of the
                                                              Board of Trustees of Duke
                                                              University; President
                                                              Emeritus, Williams College.
------------------------------------------------------------------------------------------------------------------------
Frances T. Newton          Director             Since 2000    Customer Support Analyst,        None
4921 Buckingham Drive                                         Duke Power Company.
Charlotte, NC 28209
Age 62
------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                                              17

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                      OCCUPATION
                                        LENGTH OF     DURING THE                   OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION   TIME SERVED   PAST 5 YEARS                 HELD BY DIRECTOR
=============================================================================================================
Francis C. Oakley            Director   Since 2000    Professor of History,        Berkshire Life
54 Scott Hill Road                                    Williams College, 1961 to    Insurance Company
Williamstown, MA 01267                                2002; President Emeritus     of America
Age 72                                                since 1994 and President,
                                                      1985-1994; Chairman
                                                      (1993-1997) and Interim
                                                      President (2002) of the
                                                      American Council of
                                                      Learned Societies.
-------------------------------------------------------------------------------------------------------------
David H. Porter              Director   Since 1997    Visiting Professor of        None
5 Birch Run Drive                                     Classics, Williams College,
Saratoga Springs, NY 12866                            since 1999; President
Age 68                                                Emeritus, Skidmore College
                                                      since 1999 and President,
                                                       1987-1998.
-------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director   Since 1983    Chairman, Institute for      A. Schulman Inc.
169 Pompano St.                                       Political Economy.           (plastics)
Panama City Beach, FL 32413
Age 64
-------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director   Since 1996    Senior Financial Advisor,    None
1409 Beaumont Drive                                   Hawthorne, since 2001;
Gladwyne, PA 19035                                    Chairman, Radcliffe College
Age 54                                                Board of Trustees.
                                                       1990-1999.
-------------------------------------------------------------------------------------------------------------













--------------------------------------------------------------------------------
18

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                         OCCUPATION
                                           LENGTH OF     DURING THE                     OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE   POSITION          TIME SERVED   PAST 5 YEARS                   HELD BY DIRECTOR
==================================================================================================================
OFFICERS
--------
Nancy L. Bendig          Vice President    Since 2003    Portfolio Manager with the              -
Age 48                                                   Adviser since 2003 and from
                                                         1993 to 1999; Portfolio
                                                         Manager-First Vice
                                                         President. Avstar Associates
                                                         (investment management),
                                                          1999-2003.
------------------------------------------------------------------------------------------------------------------
Brett Mitstifer          Vice President    Since 2003    Portfolio Manager with the              -
Age 41                                                   Adviser since 2003;
                                                         Executive Vice President,
                                                         Hovey, Youngman Associates
                                                         (investment management).
                                                         2000-2003; Portfolio
                                                         Manager, Bankers Trust,
                                                          1997-2000.
------------------------------------------------------------------------------------------------------------------
Stephen Grant            Vice President    Since 1996    Portfolio Manager with the              -
Age 50                                                   Adviser.
------------------------------------------------------------------------------------------------------------------
David T. Henigson        Vice President,   Since 1994    Director, Vice President and            -
Age 46                   Secretary and                   Compliance Officer of the
                         Treasurer                       Adviser; Director and Vice
                                                         President of the Distributor;
                                                         Vice President, Secretary and
                                                         Treasurer of each of the 14
                                                         Value Line Funds.
------------------------------------------------------------------------------------------------------------------

* MRS. BUTTNER IS AN "INTERESTED PERSON" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BY VIRTUE OF HER POSITIONS WITH THE ADVISER AND HER INDIRECT OWNERSHIP OF A CONTROLLING INTEREST IN THE ADVISER; MRS. RUTH IS AN INTERESTED PERSON BY VIRTUE OF BEING A DIRECTOR OF THE ADVISER.

UNLESS OTHERWISE INDICATED, THE ADDRESS FOR EACH OF THE ABOVE IS 220 EAST 42ND STREET, NEW YORK, NY 10017.







--------------------------------------------------------------------------------
                                                                              19

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.






* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-243-2729, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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